                                                                   EXHIBIT 10.49












                            SUBORDINATION AGREEMENT


                                  by and among


                               GLENN D. BOLLINGER
                               BOBBY D. BOLLINGER
                                 DELL BOLLINGER

                                      and

                          FOOTHILL CAPITAL CORPORATION








                                August 16, 1996

                                     INDEX

         SECTION HEADING                                                 PAGE
         ---------------                                                 ----
         1.        Certain Defined Terms                                   2
                   a. General . . . . . . . . . . . . . . . . . . . . .    2
                   b. Other Terms . . . . . . . . . . . . . . . . . . .    4

         2.        Representations, Warranties, and Covenants              4
                   a. Junior Debt Documents . . . . . . . . . . . . . .    4
                   b. No Default  . . . . . . . . . . . . . . . . . . .    5
                   c. Notice of Default . . . . . . . . . . . . . . . .    5
                   d. Further Action. . . . . . . . . . . . . . . . . .    5

         3.        Subordination. . . . . . . . . . . . . . . . . . . .    5
                   a. General . . . . . . . . . . . . . . . . . . . . .    5
                   b. Payments to Subordinating Lender  . . . . . . . .    6
                   c. Priority of Interests in Collateral . . . . . . .    7

         4.        Restrictions on Subordinating Lender's Actions . . .    8

         5.        Remedies . . . . . . . . . . . . . . . . . . . . . .    8

         6.        No Action to Violate Senior Lender Agreements  . . .    9

         7.        No Amendment of Junior Debt Documents. . . . . . . .    9

         8.        Extensions, Compromises, etc.  . . . . . . . . . . .    9

         9.        Waiver . . . . . . . . . . . . . . . . . . . . . . .    9

         10.       No Constraint on Senior Lender . . . . . . . . . . .    9

         11.       Impact of Bankruptcy . . . . . . . . . . . . . . . .   10

         12.       Casualty Insurance; Condemnation Proceeds  . . . . .   10

         13.       Miscellaneous. . . . . . . . . . . . . . . . . . . .   11
                   a. Amendment . . . . . . . . . . . . . . . . . . . .   11
                   b. Binding Effect; Governing Law; Venue. . . . . . .   11
                   c. Counterparts. . . . . . . . . . . . . . . . . . .   12
                   d. Headings. . . . . . . . . . . . . . . . . . . . .   12
                   e. Attorneys' Fees; etc. . . . . . . . . . . . . . .   12
                   f. Severability. . . . . . . . . . . . . . . . . . .   12
                   g. Entire Agreement. . . . . . . . . . . . . . . . .   12

                                 INDEX
                                 -----
                              (continued)

                                                                       PAGE(S)
                                                                       -------
                   h. Notice. . . . . . . . . . . . . . . . . . . . . .   12
                   i. Termination . . . . . . . . . . . . . . . . . . .   13
                   k. Rules of Construction . . . . . . . . . . . . . .   14

                            SUBORDINATION AGREEMENT

     THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of August 16, 1996, is entered into by and among GLENN D. BOLLINGER ("Glenn"), an individual residing in the State of Texas, BOBBY D. BOLLINGER ("Bobby"), an individual residing in the State of Texas, and DELL BOLLINGER ("Dell"), an individual residing in the State of Texas (collectively, "Subordinating Lender"), and FOOTHILL CAPITAL CORPORATION, a California corporation ("Senior Lender"), with reference to the following facts:

                                    RECITALS

     A. Bollinger Industries, L.P., Bollinger Industries, Inc. and NBF, Inc. ("Borrower"), has entered into the Junior Debt Documents (as defined below) with Subordinating Lender, pursuant to which Subordinating Lender has extended certain loans and financial accommodations to Borrower.

     B. Borrower has requested that Senior Lender enter into various agreements with Borrower, including that certain Loan and Security Agreement, of even date herewith (the "Senior Loan Agreement"), pursuant to which Senior Lender would extend various loans and financial accommodations to Borrower.

     C. Senior Lender is unwilling to enter into the Senior Loan Agreement with Borrower and to extend to Borrower the loans and financial accommodations contemplated thereunder unless Subordinating Lender enters into this Agreement.

     D. Subordinating Lender is interested in the financial success of Borrower and will benefit by the loans and financial accommodations which Senior Lender proposes to extend to Borrower under the Senior Loan Agreement.

     E. Accordingly, to induce, but without obligating, Senior Lender to enter into the Senior Loan Agreement with Borrower and to extend to Borrower the loans and financial accommodations contemplated thereunder, Subordinating Lender is willing to enter into this Agreement with Senior Lender.

                                   AGREEMENT

     NOW, THEREFORE, the parties agree as follows:

     1. Certain Defined Terms.

     a. General: When used in this Agreement, the following terms have the following respective meanings:

     "Agreement" has the meaning set forth in the introduction hereto.

     "Assignment" has the meaning set forth in the definition of "Junior Debt Documents".

     "Borrower" has the meaning set forth in the recitals of this Agreement.

     "Consent" has the meaning set forth in the definition of "Junior Debt Documents".

     "Junior Debt" means all present and future indebtedness and other obligations (direct or indirect) owing by Borrower to Subordinating Lender (but shall not include salary, bonuses, employee benefits or reimbursement for normal employee expenses) under the Junior Debt Documents, together with any other debts, demands, monies, indebtedness, liabilities, and obligations now or hereafter owed by Borrower to Subordinating Lender, including interest, principal, costs, and other charges, together with all claims, rights, causes of action, judgments, decrees and other obligations.

     "Junior Deed of Trust" has the meaning set forth in the definition of "Junior Debt Documents".

     "Junior Debt Documents" means all instruments and agreements evidencing or securing the Junior Debt, including (i) that certain Promissory Note, dated March 28, 1993, in the original principal amount of Five Hundred Thousand Dollars ($500,000) originally made by Bollinger Industries, Inc., a Texas corporation, and payable to the order of Sid Reisman, as modified by that certain Renewal, Extension and Modification Agreement dated as of April 6, 1993, between Bollinger Industries, Inc., a Texas corporation, and Sid Reisman (the "Modification"), and as modified by that certain Assignment, Consent and Amendment of Note and Deed of Trust dated as of October 1, 1993, recorded in Volume 93219, Page 4664, of the Real Property Records of Dallas County, Texas, by and among Sid Reisman, Bollinger Industries, Inc., a Texas corporation, Bollinger Industries, Inc., a Delaware corporation, and Borrower (the "Consent"), and assigned to Subordinating Lender (in undivided interests of 40% to Glenn, 40% to Bobby and 20% to Dell) pursuant to that certain Assignment of Note and Deed of Trust dated as of December 15, 1993, recorded in Volume 94112, Page 05990 of the Real Property Records of Dallas Country, Texas (the "Assignment") (said promissory note being herein referred to as the "Junior Note"), and (ii) that certain Deed of Trust Dated May 13, 1993, executed by Bollinger Industries, Inc., a Texas corporation for the benefit of Sid Reisman, recorded in Volume 93115, Page 5605, of the Real Property Records of Dallas County, Texas (as amended by the Modification and Consent, the "Junior Deed of Trust") covering the Property and assigned to Subordinating Lender pursuant to the Assignment.

     "Modification" has the meaning set forth in the definition of "Junior Debt Documents".

     "Property" has the meaning set forth in Section 3(a) of this Agreement.

     "Senior Debt" has the meaning set forth in Section 3(a) of this Agreement.

     "Senior Deed of Trust" has the meaning set forth in Section 3(a) of this Agreement.

     "Senior Lender" has the meaning set forth in the introduction of this Agreement.

     "Senior Loan Agreement" has the meaning set forth in the recitals of this Agreement.

     "Subordinating Lender" has the meaning set forth in the introduction of this Agreement.

          b. Other Terms. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meaning ascribed thereto in the Senior Loan Agreement.

     2. Representations, Warranties, and Covenants. Subordinating Lender and Borrower each represents, warrants, and covenants (jointly and severally) to Senior Lender that:

          a. Junior Debt Documents. Upon Senior Lender's request, to be given by notice to Borrower and Subordinating Lender: (i) a copy of all Junior Debt Documents shall be delivered to Senior Lender; and/or
(ii) all Junior Debt Documents shall be conspicuously marked with substantially the following legend:

          "Subject to that certain Subordination Agreement, dated as of August 16, 1996, by and among Glenn D. Bollinger, an individual residing in the State of Texas, Bobby D. Bollinger, an individual residing in the State of Texas, and Dell Bollinger, an individual residing in the State of Texas, and Foothill Capital Corporation, a California corporation."

and after being so marked the originals of the Junior Debt Documents shall be exhibited to Senior Lender and a copy of the marked Junior Debt Documents shall be delivered to Senior Lender.

          b. No Default. Borrower is not in default under any Junior Debt Document.

          c. Notice of Default. Subordinating Lender and Borrower shall each promptly notify Senior Lender of all defaults, events of default, and unmatured events of default under any Junior Debt Document.

          d. Further Action. Upon Senior Lender's request, Subordinating Lender will promptly take all actions which Senior Lender believes appropriate to carry out the purposes of this Agreement, including actions to effectuate Senior Lender's disposition of the Collateral.

          e. Assignment of Junior Debt. The Junior Debt is not and will not be subordinated or assigned (other than to third parties who have agreed to become bound by the terms of this Agreement) except to Senior Lender.

     3.   Subordination.

          a.   General. As more fully provided in the remainder of this
Section 3, the Junior Debt is hereby subordinated and made junior to all obligations now or hereafter owing to Senior Lender by Borrower. The obligations referred to in the preceding sentence as being owing to Senior Lender are referred to in this Agreement as the "Senior Debt," and include the Obligations, all present and future representations, warranties, covenants, agreements, indemnities, and other obligations which Borrower or its successors and assigns may incur to Senior Lender, including (without limitation) those incurred after the filing of a bankruptcy petition by or against Borrower. The Senior Debt is secured in part by that certain Deed of Trust (With Assignment of Rents and Fixture Filing) dated as of even date, executed by Borrower in favor of David G. Drumm, as trustee for the benefit of Senior Lender and recorded in the Real Property Records of Dallas County, Texas (the "Senior Deed of Trust"), covering the real property located in Dallas County, Texas, as described on Schedule I attached hereto and incorporated herein by reference (the "Property").

          b. Payments to Subordinating Lender. Borrower and Subordinating Lender agree (and Subordinating Lender acknowledges such agreement) that Borrower shall not: (i) make any payments of principal or interest to Subordinating Lender in respect of the Junior Debt; (ii) make any accrued or regularly scheduled payments of principal or interest, or any prepayments or payments upon acceleration or demand in respect of the Junior Debt; (iii) without Senior Lender's prior written consent, execute or deliver any negotiable instruments as evidence of the Junior Debt; or (iv) give Subordinating Lender any additional collateral as security for payment of the Junior Debt. Notwithstanding the foregoing, Borrower may pay interest on the Junior Debt and following receipt by Senior Lender of audited financial statements of Borrower for the Borrower's 1997 fiscal year in form and substance satisfactory to Senior Lender, and for each year thereafter, Borrower may make payments of principal to Dell in respect of her pro rata interest in the Junior Note up to a maximum aggregate amount of $100,000 and an aggregate per annum amount equal to the lesser of (i) $50,000 or
(ii) 25% of Adjusted Cash Flow; provided, however, that after giving effect to any such payments, no default, event of default or unmatured event of default by Borrower under any present or future instrument or agreement between Borrower and Senior Lender (including any Event of Default under the Senior Loan Agreement between

Borrower and Senior Lender) shall have occurred, and Borrower shall have Excess Availability of $500,000 or more. Dell may not receive any such payments until Senior Lender provides prior written confirmation that all of the above conditions have been met. Other than as set forth herein, in no event may Borrower pay, nor may Subordinating Lender receive and retain, any payments, prepayments or accelerated payments of principal in respect of the Junior Debt. For purposes of this Section 3(c), "Adjusted Cash Flow" shall mean, in respect of Borrower, net income plus depreciation and amortization less capital expenditures less principal payments on all Indebtedness (other than ordinary course payments on revolving loans).

      c. Priority of Interests in Collateral. Subordinating Lender hereby subordinates any security interest, lien, or other right or interest (if any) it now has or may hereafter acquire in the Collateral, including, without limitation, the liens evidenced by the Junior Deed of Trust, to any security interest, lien, or other right or interest Senior Lender now has or may hereafter acquire in the Collateral, including, without limitation, the liens on the Property evidenced by the Senior Deed of Trust. The subordination provided in this Section 3(c) shall apply irrespective of the time or order of attachment or the time, order or manner of perfection of any security interest, or the time or order of filing of any deed of trust, financing statement or other documents or instruments, and irrespective of any statute, rule, law, or court decision to the contrary. The only lien Subordinating Lender possesses or shall possess on the assets of Borrower is the lien, pursuant to the Junior Deed of Trust, on the Property, and such lien is subject, junior, and subordinate to Senior Lender's lien on Borrower's assets including the Property. Subordinating Lender shall not attempt to avoid any lien securing the Senior Debt of Senior Lender in connection with any bankruptcy proceeding against Borrower. This Agreement will be filed of record in the official real property records of Dallas County, Texas, and if Senior Lender so chooses, a copy may also be filed in the applicable UCC records.

     4. Restrictions on Subordinating Lender's Actions. Unless it shall have obtained Senior Lender's prior written consent, until the Senior Debt has been indefeasibly paid in full, Subordinating Lender will not: (i) demand or accept any payment upon the Junior Debt, except as may be permitted by this Agreement; (ii) foreclose or realize upon any collateral securing the Junior Debt (whether such collateral constitutes part of the Collateral or consists of other assets of Borrower), or otherwise enforce any security agreement, mortgage, lien instrument, or other encumbrance securing the Junior Debt, including, without limitation, the Junior Deed of Trust; or (iii) commence, prosecute, or participate in any administrative, legal, or equitable action that in Senior Lender's judgment might adversely affect Borrower's business or Borrower's ability to pay the Senior Debt.


     5. Remedies. If Borrower or Subordinating Lender attempts to violate Section 3(b) or Clause (i) of Section 4, or if Subordinating Lender in any other manner receives any funds which by virtue of this Agreement it is precluded from receiving, Subordinating Lender shall be deemed to hold any payment or distribution it receives in trust for Senior Lender's benefit. In such case, Subordinating Lender shall immediately remit such payment or distribution to Senior Lender. If Subordinating Lender attempts to violate Clause (ii) of Section 4, Senior Lender (in Senior Lender's or Borrower's name) or Borrower may seek injunctive or other equitable relief to prevent or stop Subordinating Lender's actions, it being agreed that legal remedies may be inadequate. If Subordinating Lender attempts to violate Clause (iii) of Section 4, Borrower may interpose as a defense or plea the making of this Agreement, and Senior Lender may intervene and interpose such defense or plea in its own or Borrower's name. The remedies provided in this Section 5 are not exclusive; Senior Lender shall be entitled to all other remedies available at law or in equity.

     6. No Action to Violate Senior Lender Agreements. Subordinating Lender shall not take any action which in Senior Lender's judgment might cause Borrower to violate the Senior Loan Agreement or any other agreement between Borrower and Senior Lender.

     7. No Amendment of Junior Debt Documents. Except as otherwise provided in this Agreement, unless Senior Lender's prior written consent shall have been obtained, no Junior Debt Document, including but not limited to the Junior Note and the Junior Deed of Trust, may be amended or modified.

     8. Extensions, Compromises, etc. Without having to obtain either Borrower's or Subordinating Lender's consent, Senior Lender may grant to Borrower extensions of the time of payment or performance, and may enter into compromises (including releases of collateral and settlements) with Borrower with respect to the Senior Debt.

     9. Waiver. Subordinating Lender waives any right it may now or hereafter have to require Senior Lender to marshall assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

     10. No Constraint on Senior Lender. Nothing contained in this Agreement shall preclude Senior Lender from discontinuing its extension of credit to Borrower (whether under the Senior Loan Agreement or otherwise) or from taking (without notice to Subordinating Lender, Borrower, or any other Person) any other action in respect of the Senior Debt or the Collateral which Senior Lender is otherwise entitled to take with respect to the Senior Debt or the Collateral. Among the actions which Lender may take in accordance with this Section 10 are: renewing, extending, and increasing the amount of the

Senior Debt; otherwise changing the terms of the Senior Debt; settling, releasing, compromising, and collecting on the Senior Debt; making (and refraining from making) other secured and unsecured loans and advances to Borrower; amending any present or future agreement between Senior Lender and Borrower; and all other actions which Senior Lender deems advisable.

     11. Impact of Bankruptcy. If a voluntary or involuntary bankruptcy petition shall be filed respecting Borrower: (a) this Agreement (including the subordination provisions contained in Section
3) shall continue in full force and effect; (b) Subordinating Lender shall take no action in the bankruptcy proceeding which might (in Senior Lender's opinion) adversely affect Senior Lender's rights and interests respecting the Senior Debt; and (c) Subordinating Lender shall take all actions reasonably requested by Senior Lender to protect Senior Lender's interests during the course of such bankruptcy proceedings. Subordinating Lender irrevocably authorizes Senior Lender or any person Senior Lender may designate to collect and receive all amounts payable on the Junior Debt and to file and prove claims therefor in the name of Subordinating Lender or in Senior Lender's own name in bankruptcies, receiverships and other similar proceedings. All such amounts, less Senior Lender's reasonable expenses in connection therewith, shall be applied to the payment of the Obligations which Borrower owes Senior Lender, and any excess shall be paid over to Subordinating Lender.

     12. Casualty Insurance; Condemnation Proceeds. The priorities between Senior Lender and Subordinating Lender set forth herein shall govern the ultimate disposition of casualty insurance and condemnation proceeds. Senior Lender shall, subject to Borrower's rights under its agreement with Senior Lender, have the sole and exclusive right, as against Subordinating Lender, to adjust settlement of insurance claims in the event of any covered loss, theft or destruction of Borrower's assets or to negotiate with condemning authorities the settlement of any condemnation proceedings. All proceeds of such insurance shall inure to Senior Lender as named in any applicable loss payable endorsement, and Subordinating Lender shall cooperate (if necessary) in a reasonable manner in effecting the payment of Insurance proceeds to Senior Lender. All condemnation proceeds shall inure to Senior Lender. After the Senior Debt is paid in full, Subordinating Lender shall be entitled to any may enforce its rights (if any) relating to the insurance proceeds and condemnation proceeds and Senior Lender will pay over to Subordinating Lender any sums it had received in excess of the Senior Debt.

     13.  Miscellaneous.

          a. Amendment. No amendment or waiver of this Agreement shall be effective unless in a writing signed by each party hereto.

          b. Binding Effect; Governing Law; Venue. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. This Agreement shall be governed by and construed in accordance with the internal laws of the State of California. All actions and proceedings arising in connection with this Agreement shall be tried and litigated only in state or federal courts located in Los Angeles County, State of California, or (at Senior Lender's sole option) in any other court in which Senior Lender may initiate legal or equitable proceedings, so long as such court has subject matter jurisdiction. SUBORDINATING LENDER, SENIOR LENDER AND BORROWER EACH WAIVES THE RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, OR CAUSE OF ACTION ARISING UNDER THIS AGREEMENT, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND ANY RIGHT EITHER MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, LACK OF PERSONAL

JURISDICTION, OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 13.b.

          c. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one agreement.

          d. Headings. The headings contained in this Agreement are for convenience only. They shall not affect the interpretation of this Agreement.

          e. Attorneys' Fees; etc. In any suit or action brought to enforce this Agreement or to obtain an adjudication (declaratory or otherwise) of rights or obligations hereunder, the losing party shall pay to the prevailing party reasonable attorneys' fees and other costs and expenses incurred by the prevailing party.

          f. Severability. Any provision of this Agreement that is prohibited by law or unenforceable in any jurisdiction shall be ineffective in that jurisdiction to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permissible, the parties waive any law that renders this Agreement prohibited or unenforceable.

          g. Entire Agreement. This Agreement constitutes the entire agreement between and among the parties regarding the subject matter hereof. This Agreement supersedes all prior and contemporaneous agreements between or among the parties with respect to the subject matter hereof.

          h. Notice. All notices or demands by any party hereunder must be in writing and personally delivered or sent by registered or certified mail, postage prepaid, return receipt requested, or by prepaid telex, facsimile, telecopy, telegram (with messenger delivery specified), or other method of electronic communication as follows:

          Senior Lender:         Foothill Capital Corporation
                                 11111 Santa Monica Blvd., Suite 1500
                                 Los Angeles, California 90025-3333
                                 Attn:  Suzanne Witkowsky

          with a copy to:        Kelley Drye & Warren LLP
                                 515 South Flower Street, Suite 1100
                                 Los Angeles, California 90071
                                 Attn:  Marshall C. Stoddard, Jr.

          Subordinating Lender:  Glenn D. Bollinger
                                 Bobby D. Bollinger
                                 Dell Bollinger
                                 222 West Airport Freeway
                                 Irving, Texas  75062


          with a copy to:        Tracy & Holland LLP
                                 306 West Seventh Street, Suite 500
                                 Fort Worth, Texas  76102
                                 Attn:  George T. Johns

          Borrower:              Bollinger Industries, L.P.
                                 222 West Airport Freeway
                                 Irving, Texas  75062
                                 Attn:  Mr. Jack Pryor

          with a copy to:        Tracy & Holland LLP
                                 306 West Seventh Street, Suite 500
                                 Fort Worth, Texas  76102
                                 Attn:  George T. Johns


The parties may change the address at which they receive notice, by giving notice to each other in the foregoing manner. Notices or demands sent in accordance with this Section shall be deemed to be received on the earlier of the date of actual receipt or five (5) calendar days after deposit in the United States mail.

     i. Termination. This Agreement shall continue in full force and effect until the Senior Debt has been indefeasibly paid in full by Borrower.

     j. Neither Senior Lender nor Subordinating Lender, nor any of their respective directors, officers, agents or employees, shall be responsible to the other or to any person for (i) Borrower's solvency, financial condition or ability to repay its indebtedness, (ii) any oral or written statement of Borrower, or (iii) the validity or enforceability or such indebtedness, any promissory note, mortgage, security agreement or the security interests and liens granted by Borrower to Senior Lender or Subordinating Lender.
Both Senior Lender and Subordinating Lender have entered into their respective financing arrangements with Borrower based upon independent investigation, and neither Senior Lender nor Subordinating Lender makes any warranty or representation to the other, nor relies upon any warranty or representation of the other.

     k. Rules of Construction. As used in this Agreement, the singular includes the plural; the plural includes the singular. References to one gender include all genders. Unless otherwise specified, references to Sections, Exhibits and parties refer to Sections, Exhibits and parties of or to this Agreement. The words "include," "including," and similar words are not intended to be limiting.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                       /s/ GLENN D. BOLLINGER
                                       -------------------------------------
                                       GLENN D. BOLLINGER


                                       /s/ BOBBY D. BOLLINGER
                                       ------------------------------------
                                       BOBBY D. BOLLINGER


                                       /s/ DELL BOLLINGER
                                       ------------------------------------
                                       DELL BOLLINGER



                                       FOOTHILL CAPITAL CORPORATION

                                       By:  /s/ PATRICIA McLOUGHLIN
                                          ---------------------------------

                                       Title:  SVP
                                             ------------------------------

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Glen Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that he executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)


-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
                                                     NUMBER OF PAGES
[ ]  ATTORNEY-IN-FACT

[ ]  TRUSTEE(S)

[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

-------------------------------------

================================================================================

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Bobby Bollinger,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that she executed
                                           the same in his authorized capacity,
                                           and that by his signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)


-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
                                                     NUMBER OF PAGES
[ ]  ATTORNEY-IN-FACT

[ ]  TRUSTEE(S)

[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

-------------------------------------

================================================================================

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
================================================================================

    STATE OF CALIFORNIA     )
                            )
    COUNTY OF LOS ANGELES   )


    On August 16, 1996 before me, Robert I. Treitler, Notary Public, personally appeared Patricia McLoughlin,

    [ ] personally known to me - OR - [x] proved to me on the basis of satisfactory evidence to be the
                                           person whose name is subscribed to
               [NOTARY STAMP]              the within instrument and
                                           acknowledged to me that she executed
                                           the same in her authorized capacity,
                                           and that by her signature on the
                                           instrument the person, or the entity
                                           upon behalf of which the person
                                           acted, executed the instrument.

                                           WITNESS my hand and official seal.


                                           /s/ ROBERT I. TREITLER
                                           -------------------------------------
                                                    SIGNATURE OF NOTARY


====================================OPTIONAL====================================

Though the data below is not required by law, it may prove valuable to persons relying on the document and could prevent fraudulent reattachment of this form.

      CAPACITY CLAIMED BY SIGNER              DESCRIPTION OF ATTACHED DOCUMENT

[ ]  INDIVIDUAL

[ ]  CORPORATE OFFICER(S)


-------------------------------------       ------------------------------------
            TITLE(S)                              TITLE OR TYPE OF DOCUMENT


[ ]  PARTNER(S)        [ ] LIMITED

                       [ ] GENERAL          ------------------------------------
                                                     NUMBER OF PAGES
[ ]  ATTORNEY-IN-FACT

[ ]  TRUSTEE(S)

[ ]  GUARDIAN/CONSERVATOR                   ------------------------------------
                                                     DATE OF DOCUMENT
[ ]  OTHER:


-------------------------------------       ------------------------------------
SIGNER IS REPRESENTING:                       SIGNER(S) OTHER THAN NAMED ABOVE
(NAME OF PERSON(S) OR ENTITY(IES))

-------------------------------------

================================================================================

                           BORROWER'S ACKNOWLEDGMENT



     The undersigned Borrower hereby approves of, and agrees and consents to, the foregoing Subordination Agreement, dated as of even date by and among Glenn
D. Bollinger, an individual residing in the State of Texas, Bobby D. Bollinger, an individual residing in the State of Texas, and Dell Bollinger, an individual residing in the State of Texas, and Foothill Capital Corporation, a California corporation (the "Subordination Agreement"). Unless otherwise defined in this Acknowledgment, terms defined in the Subordination Agreement have the same meanings when used in this Acknowledgment.

     Borrower agrees to be bound by the Subordination Agreement, and agrees that any default, event of default, or unmatured event of default by Borrower under any present or future instrument or agreement between Borrower and Subordinating Lender shall constitute an immediate default, event of default, and unmatured event of default under all present and future instruments and agreements between Borrower and Senior Lender. Borrower agrees that the Subordination Agreement may be amended by Senior Lender and Subordinating Lender without notice to, or the consent of, Borrower.


                                      BOLLINGER INDUSTRIES, L.P.

                                      By:  Bollinger Operating Corp.,
                                            General Partner


                                      By:    /s/ BOBBY D. BOLLINGER
                                         ----------------------------------

                                      Title:      Vice Chairman
                                            -------------------------------



                                      BOLLINGER INDUSTRIES, INC.


                                      By:    /s/ BOBBY D. BOLLINGER
                                         ----------------------------------

                                      Title:      President
                                            -------------------------------


                                      NBF, INC.


                                      By:    /s/ BOBBY D. BOLLINGER
                                         ----------------------------------

                                      Title:      Chairman
                                            -------------------------------

                               SCHEDULE I



BEING a tract of land out of the J.C. Read Survey, Abstract No. 1182, in the City of Irving, Dallas County, Texas, described by metes and bounds as follows:

BEGINNING at a point at the intersection of the South line of State Highway No. 183 with the West line of Shoaf Drive (a 50 feet wide street);

THENCE South 00 degrees 34 minutes 42 seconds West along said West line of Shoaf Drive, for a distance of 413.48 feet to a point for corner;

THENCE North 89 degrees 38 minutes 02 seconds West for a distance of 174.83 feet to a point for corner;

THENCE North 00 degrees 28 minutes 38 seconds East for a distance of 413.48 feet to a point in the South line of State Highway No. 183 for corner;

THENCE South 89 degrees 38 minutes 00 seconds East along said South Line of State Highway No. 183, for a distance of 175.56 feet to the PLACE OF BEGINNING.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                       /s/ GLENN D. BOLLINGER
                                       -------------------------------------
                                       GLENN D. BOLLINGER


                                       /s/ BOBBY D. BOLLINGER
                                       ------------------------------------
                                       BOBBY D. BOLLINGER


                                       /s/ DELL BOLLINGER
                                       ------------------------------------
                                       DELL BOLLINGER



                                       FOOTHILL CAPITAL CORPORATION

                                       By:  /s/ PATRICIA McLOUGHLIN
                                          ---------------------------------

                                       Title:  SVP
                                             ------------------------------

                            ACKNOWLEDGEMENT


STATE OF TEXAS
COUNTY OF DALLAS

          This instrument was acknowledged before me on the 19 day of August, 1996, by Dell Bollinger.


                                               /s/ KIM GUERRA
    [NOTARY SEAL]                      ------------------------------------
                                       Notary Public, State of Texas
                                       Notary name (printed):

                                       Notary's commission expires: 3-15-97



     AFTER RECORDING RETURN TO:

     Chicago Title Insurance Company
     Attn: Kerri Majors
     350 N. St. Paul, Suite 250
     Dallas, Texas 75201